UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2010

CHINA HGS REAL ESTATE INC.
(Exact name of registrant as specified in its charter)

Florida	000-49687	33-0961490
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

6 Xinghan Road, 19th Floor, Hanzhong City
Shaanxi Province, PRC 723000
(Address of principal executive offices)

(86) 091 - 62622612 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition.

On February 11, 2010, China HGS Real Estate Inc. (the “Company”) issued a press release announcing operating results for its first quarter of fiscal year 2010, which ended on December 31, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On February 11, 2010, the Company will hold its earnings conference call for the quarter ended December 31, 2009 at 10:00 a.m. Eastern Time.  A copy of the script for this call is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Investors and interested parties can access the conference call through a telephone call by dialing (877) 883-4655 (U.S./Canada) or (706) 758-4585 (International) and providing the conference ID number of 56336995.  The Company will provide a dial-in replay which will be available for 14 days starting at 11:00 a.m. Eastern Time on February 11, 2010.  To listen to the teleconference replay, call (800) 642-1687 (U.S./Canada) or (706) 645-9291 (International) and provide the conference ID Number of 56336995.

The information set forth in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release of China HGS Real Estate Inc. dated February 11, 2010, announcing operating results for the first quarter ended December 31, 2009
99.2	Conference call script of February 11, 2010 regarding China HGS Real Estate Inc.’s operating results for the first quarter ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HGS REAL ESTATE INC.

Date: February 11, 2010	By:	/s/ Xiaojun Zhu
Xiaojun Zhu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of China HGS Real Estate Inc. dated February 11, 2010, announcing operating results for the first quarter ended December 31, 2009
99.2	Conference call script of February 11, 2010 regarding China HGS Real Estate Inc.’s operating results for the first quarter ended December 31, 2009